AEGON/Transamerica Series Fund, Inc.
Moderately Aggressive Asset Allocation

Supplement dated August 12, 2002 to Prospectus dated
May 1, 2002, as previously supplemented May 3, 2002,
July 1, 2002 and August 1, 2002


The following paragraph replaces the second bullet point in the right-hand column under "Moderately Aggressive
Asset Allocation - Principal Investment Strategies" on page MAAA-1.

* Adjusting the portfolio's investments in underlying
ATSF portfolios to achieve a mix over time of approximately
70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash.











AG00594